UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):
                         September 27, 2004
                         ------------------


                           ENNIS, INC.
   ----------------------------------------------------------
     (Exact name of registrant as specified in its charter)


       TEXAS                     1-5807          75-0256410
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(State or other Jurisdiction   (Commission    (I. R. S. Employer
      of incorporation)        File Number)  Identification No.)



  2441 Presidential Pkwy, Midlothian, Texas        76065
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  (Address of principal executive offices)       (Zip Code)



                         (972) 775-9801
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     (Registrant's telephone number, including area code)

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 (Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

          The following information is furnished pursuant to
	  Item 7.01, "Regulation FD Disclosure", and Item 2.02,
	  "Results of Operations and Financial Condition."

          On September 27, 2004, Ennis, Inc. issued a press release announcing its second quarter operating results. A copy of the press release is filed as
          Exhibit 99 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure; and
          ------------------------

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          Exhibit 99 Press release dated September 27, 2004,
		     announcing second quarter operating
		     results.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS, INC.



Date: September 28, 2004        /s/ Harve Cathey
      ------------------        --------------------------------
                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary, Principal
                                Financial and Accounting Officer